Exhibit 99.1

Contact:	Gary Thompson – Media	Jonathan Halkyard – Investors
	Harrah’s Entertainment, Inc.	Harrah’s Entertainment, Inc.
	(702) 407-6529	(702) 407-6080

Harrah’s Entertainment Reports 2008 Third-Quarter Global Results

•	Revenues decline 6.8 percent from 2007 third quarter

•	Property EBITDA declines 18.8 percent

LAS VEGAS – November 7, 2008 – Harrah’s Entertainment, Inc. today reported the following financial results for the 2008 third quarter and first nine months:

HARRAH’S ENTERTAINMENT, INC.

Company-wide Results

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$2,645.9	$2,840.3	(6.8)%
Property EBITDA	641.7	790.4	(18.8)%
Adjusted EBITDA (1)	633.9	786.7	(19.4)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

In accordance with Generally Accepted Accounting Principles, we have separated our historical financial results for the Successor period from January 28, 2008 to September 30, 2008, and the Predecessor period from January 1, 2008 to January 27, 2008; however, we have also combined the Successor and Predecessor periods’ results for the nine months ended September 30, 2008, in the presentations included herein because Company management believes that it enables a meaningful presentation and comparison of results.

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$7,088.5	$760.1	$7,848.6	$8,197.7	(4.3)%
Property EBITDA	1,766.9	171.2	1,938.1	2,202.7	(12.0)%
Adjusted EBITDA (1)	1,722.2	172.0	1,894.2	2,194.7	(13.7)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

Property Earnings Before Interest, Taxes, Depreciation and Amortization (Property EBITDA) and Adjusted EBITDA are not Generally Accepted Accounting Principles (GAAP) measurements but are commonly used in the gaming industry as measures of performance and as bases for valuation of gaming companies and, in the case of Adjusted EBITDA, as a measure of compliance with certain debt covenants. Reconciliations of Property EBITDA to income from operations and Adjusted EBITDA to income from continuing operations are attached to this release.

On January 28, 2008, Harrah’s Entertainment was acquired by affiliates of Apollo Global Management, LLC and TPG Capital, LP in a transaction valued at $30.7 billion, including assumption of $12.4 billion of debt and approximately $1.0 billion of acquisition costs. Harrah’s stockholders received $90 cash for each share of common stock, or a total of $17.3 billion.

The company’s third-quarter income from operations was $349.6 million, compared with $577.2 million in the 2007 third quarter. The net loss for the 2008 third quarter was $129.7 million, compared with net income of $244.4 million in the year-ago quarter.

Revenues for the first nine months of 2008 declined 4.3 percent to $7.85 billion from $8.20 billion in the first nine months of 2007. Income from operations totaled $1.07 billion in the 2008 first nine months, compared with $1.51 billion in the prior-year period. The net loss for the first nine months of 2008 was $415.1 million, compared with net income of $667.2 million in the first nine months of 2007.

“The economic upheaval weighing on the country continued to impact our results throughout the third quarter,” said Gary Loveman, Harrah’s chairman, president and chief executive officer. “While we’re hopeful the federal government’s recent actions to restore order to the financial markets may lead to an eventual economic recovery, there is no certainty as to its timing.

“As a result, we believe it’s prudent to ensure our costs remain aligned with reduced levels of business activity and that we conserve cash,” Loveman said.

“Reduced spending by visitors to Las Vegas and the closure of our Gulf Coast properties in advance of Hurricane Ike also impacted third-quarter results,” Loveman said. “But our ability to outperform our competition in certain markets once again demonstrated the benefits of operating the most geographically diverse portfolio of properties in gaming. In particular, results from the opening of the $485 million expansion at Horseshoe Hammond midway through the third quarter were strong.”

A substantial portion of the debt of Harrah’s Entertainment’s consolidated group is issued by Harrah’s Operating Company, Inc., (HOC) a wholly owned subsidiary of Harrah’s Entertainment, Inc. Therefore, the company believes it is meaningful to also provide information pertaining solely to the results of operations of HOC. The information for HOC assumes that a post-January 2008 swap of certain properties between HOC and Harrah’s Entertainment that was consummated during the 2008 second quarter actually occurred on January 1, 2007.

HARRAH’S OPERATING COMPANY

Overall

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$2,025.5	$2,153.6	(5.9)%
Property EBITDA	464.4	584.5	(20.5)%
Adjusted EBITDA (1)	454.4	584.9	(22.3)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$5,364.9	$577.5	$5,942.4	$6,164.3	(3.6)%
Property EBITDA	1,244.3	109.6	1,353.9	1,597.3	(15.2)%
Adjusted EBITDA (1)	1,179.9	143.0	1,322.9	1,605.4	(17.6)%

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

Summaries of results by region follow:

Las Vegas Region

Third-quarter results for the company’s Las Vegas Region were lower than in the year-ago quarter due to reduced visitation and lower customer spend per trip. Nine-month declines were driven by lower spend per trip and fewer hotel rooms available due to room remodeling and remediation projects at three Harrah’s properties.

HARRAH’S ENTERTAINMENT, INC.

Las Vegas Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$796.8	$900.4	(11.5)%
Income from operations	155.4	212.8	(27.0)%
Property EBITDA	230.0	275.8	(16.6)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$2,279.2	$253.6	$2,532.8	$2,721.5	(6.9)%
Income from operations	497.3	51.9	549.2	687.3	(20.1)%
Property EBITDA	715.7	76.0	791.7	879.9	(10.0)%

Las Vegas Region properties include Harrah’s Las Vegas, Rio, Bally’s Las Vegas, Paris, Flamingo Las Vegas, Caesars Palace, Imperial Palace and Bill’s Gamblin’ Hall & Saloon.

HARRAH’S OPERATING COMPANY

Las Vegas Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$355.1	$402.1	(11.7)%
Income from operations	66.8	96.1	(30.5)%
Property EBITDA	96.5	123.3	(21.7)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$996.5	$118.5	$1,115.0	$1,207.9	(7.7)%
Income from operations	207.1	29.7	236.8	306.8	(22.8)%
Property EBITDA	288.5	38.1	326.6	395.4	(17.4)%

Las Vegas Region properties include Bally’s Las Vegas, Caesars Palace, Imperial Palace and Bill’s Gamblin’ Hall & Saloon since its acquisition on February 27, 2007.

Atlantic City Region

Lower third-quarter results were due primarily to reduced visitor volume and higher operating costs, partially offset by favorable results at Harrah’s Atlantic City, which benefited from a recent expansion.

Nine-month revenues were slightly higher due to the inclusion of Harrah’s Chester and a strong performance at Harrah’s Atlantic City, which opened its expansion in phases during the first half of the year. Income from operations was affected by the Atlantic City smoking restrictions, competition from slot parlors in feeder markets and higher operating costs.

HARRAH’S ENTERTAINMENT, INC.

Atlantic City Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$655.1	$671.5	(2.4)%
Income from operations	123.5	141.0	(12.4)%
Property EBITDA	164.5	202.7	(18.8)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$1,663.2	$160.8	$1,824.0	$1,810.2	0.8%
Income from operations	254.0	18.7	272.7	290.3	(6.1)%
Property EBITDA	397.3	36.4	433.7	478.8	(9.4)%

Atlantic City Region properties include Harrah’s Atlantic City, Showboat Atlantic City, Caesars Atlantic City, Bally’s Atlantic City and Harrah’s Chester.

HARRAH’S OPERATING COMPANY

Atlantic City Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$495.1	$529.6	(6.5)%
Income from operations	88.1	106.8	(17.5)%
Property EBITDA	118.0	154.3	(23.5)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$1,276.0	$125.8	$1,401.8	$1,430.0	(2.0)%
Income from operations	184.5	8.0	192.5	222.1	(13.3)%
Property EBITDA	287.1	21.9	309.0	365.4	(15.4)%

Atlantic City Region properties include Showboat Atlantic City, Caesars Atlantic City, Bally’s Atlantic City and Harrah’s Chester.

Louisiana/Mississippi Region

Combined third-quarter results declined for the Louisiana/Mississippi Region due to temporary hurricane-related evacuations and property closures. Income from operations declined in the 2008 third quarter from the year-ago period, which included $61.1 million of insurance proceeds.

Combined nine-month revenues decreased due to lower visitor volume in the Tunica market and the impact of disruptions during the renovations at the former Grand Tunica. Income from operations for the first nine months of 2008 included $185.4 million of insurance proceeds in excess of the net book value of impacted assets, costs and expenses related to 2005 hurricanes, while the 2007 nine-month income from operations includes $116.9 million of such insurance proceeds.

HARRAH’S ENTERTAINMENT, INC.

Louisiana/Mississippi Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$368.2	$391.6	(6.0)%
Income from operations	49.2	123.7	(60.2)%
Property EBITDA	73.8	92.8	(20.5)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$1,010.8	$106.1	$1,116.9	$1,171.1	(4.6)%
Income from operations	327.9	10.1	338.0	292.9	15.4%
Property EBITDA	217.9	18.6	236.5	265.8	(11.0)%

Louisiana/Mississippi Region properties include Harrah’s New Orleans, Horseshoe Bossier City, Louisiana Downs, Horseshoe Tunica, Harrah’s Tunica, Sheraton Tunica and Grand Casino Biloxi.

Iowa/Missouri Region

Combined third-quarter and nine-month revenues were lower than in the year-ago periods due primarily to competition from a new facility that opened in the St. Louis market. Income from operations was higher in the 2008 third quarter as a result of cost savings and lower depreciation and amortization resulting from the preliminary purchase price allocation in connection with the merger.

HARRAH’S ENTERTAINMENT, INC.

Iowa/Missouri Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$198.0	$206.8	(4.3)%
Income from operations	41.8	39.7	5.3%
Property EBITDA	53.5	59.7	(10.4)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$537.3	$55.8	$593.1	$613.8	(3.4)%
Income from operations	112.8	7.7	120.5	110.0	9.5%
Property EBITDA	148.0	13.0	161.0	169.5	(5.0)%

Iowa/Missouri Region properties include Harrah’s St. Louis, Harrah’s Council Bluffs, Horseshoe Council Bluffs and Harrah’s North Kansas City.

Illinois/Indiana Region

The opening of a major renovation and expansion at Horseshoe Hammond on August 8 helped partially offset the impact of a smoking ban in Illinois that led to lower 2008 third-quarter and nine-month results in the Illinois/Indiana Region. The nine-month numbers were also impacted by heavy rains and flooding that lead to the closure of our Southern Indiana property, now known as Horseshoe Southern Indiana, for four days in March 2008.

HARRAH’S ENTERTAINMENT, INC.

Illinois/Indiana Region

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$301.9	$328.5	(8.1)%
Income from operations	21.5	57.7	(62.7)%
Property EBITDA	54.3	69.7	(22.1)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$804.5	$85.5	$890.0	$974.7	(8.7)%
Income from operations	91.3	8.7	100.0	158.9	(37.1)%
Property EBITDA	150.7	13.6	164.3	204.1	(19.5)%

Illinois/Indiana properties include Horseshoe Hammond, Harrah’s Joliet, Harrah’s Metropolis and Horseshoe Southern Indiana.

Other Nevada Region

Third-quarter and nine-month results for the Other Nevada Region declined due to lower spend per trip and higher promotional costs in the Reno and Laughlin markets, and increased competition in Reno.

HARRAH’S ENTERTAINMENT, INC.

Other Nevada

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$170.4	$176.4	(3.4)%
Income from operations	33.7	36.7	(8.2)%
Property EBITDA	45.4	50.0	(9.2)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$419.0	$38.9	$457.9	$484.2	(5.4)%
Income from operations	59.7	0.5	60.2	79.4	(24.2)%
Property EBITDA	93.0	4.5	97.5	117.4	(17.0)%

Other Nevada properties include Harrah’s Reno, Harrah’s Lake Tahoe, Harveys Lake Tahoe, Bill’s Casino and Harrah’s Laughlin.

HARRAH’S OPERATING COMPANY

Other Nevada

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$127.5	$130.9	(2.6)%
Income from operations	27.4	25.0	9.6%
Property EBITDA	34.1	35.5	(3.9)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$299.8	$26.8	$326.6	$347.2	(5.9)%
Income/(loss) from operations	40.5	(1.9)	38.6	43.8	(11.9)%
Property EBITDA	60.3	1.2	61.5	73.6	(16.4)%

Other Nevada properties include Harrah’s Reno, Harrah’s Lake Tahoe, Harveys Lake Tahoe and Bill’s Casino.

Managed/International/Other

Third-quarter and nine-month 2008 results were impacted by a $12.6 million charge to recognize the remaining exposure under a lease agreement for office space no longer utilized by the company in Memphis, and a smoking ban in the United Kingdom, a lower table-games hold percentage and higher gaming taxes, all of which affected London Clubs International operations. Also impacting results were lower management fees due to the impact of the economy on our managed properties and a change in the fee structure at one of our managed properties. Nine-month results were also affected by termination of a Native American management contract in June 2007. .

HARRAH’S ENTERTAINMENT, INC.

Managed/International/Other

	Successor	Predecessor	Percent Increase/ (Decrease)
	Third Quarter
(In millions)	2008	2007
Total revenues	$155.5	$165.1	(5.8)%
Income from operations	(39.8)	3.9	N/M
Property EBITDA	20.2	39.7	(49.1)%

	Successor Jan. 28, 2008 through Sept. 30, 2008	Predecessor Jan. 1, 2008 through Jan. 27, 2008	Combined	Predecessor	Percent Increase/ (Decrease)
			Nine Months Ended Sept. 30,
(In millions)			2008	2007
Total revenues	$374.5	$59.4	$433.9	$422.2	2.8%
Income from operations	(113.5)	(0.3)	(113.8)	(6.5)	N/M
Property EBITDA	44.3	9.1	53.4	87.2	(38.8)%

Managed/International/Other results include income from our managed properties, results of our international properties and certain marketing and administrative expenses, including development costs, and income from our non-consolidated subsidiaries.

Other items

Interest expense increased significantly from the 2007 third quarter and nine months due to higher debt levels associated with the company’s acquisition, which was consummated in the 2008 first quarter. Interest expense in the 2008 third quarter and nine months, respectively, includes a credit of $14.0 million and a charge of $66.9 million representing changes in the fair-market values of derivative instruments. The average interest rate on the company’s variable-rate debt, including the impact of the derivative instruments, was 5.79 percent at September 30, 2008.

Third-quarter 2008 results also included gains of $7.4 million due to the early extinguishments of debt.

For the 2008 third quarter, tax benefits were generated by operating losses at an effective rate of 26.1 percent, whereas in the 2007 third quarter operating income resulted in tax expenses at an effective rate of 38.4 percent.

The company performs its annual assessment of intangible assets for impairment during the fourth quarter of each year. The company’s annual budget and forecasting process is also completed in the fourth quarter and provides key inputs into the impairment analysis. The provisions of Statement of Financial Accounting Standards No. 142 call for interim testing if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. An example of an event is a significant adverse change in the business climate, which the company believes has occurred during the third quarter. Given that the purchase price allocation related to the merger has not yet been finalized and that other key inputs that support the impairment analysis are not yet available, it was not reasonably possible to develop an estimate of any potential impairment in the third quarter. The allocation of the purchase price related to the merger and the annual impairment analysis will be completed during the fourth quarter. Management believes there is reasonable possibility that the completion of these activities will result in a non-cash impairment charge in the fourth quarter. Management cannot reasonably estimate the amount of the charge until the analysis is completed.

Harrah’s will host a conference today at 8 a.m. Pacific Time to discuss its 2008 third-quarter results. Persons from the United States and Canada who are interested in participating in the call should dial 1-877-876-8924, or 1-706-758-4271 for international callers, approximately 10 minutes before the call start time. A taped replay of the conference call will be available at

1-800-642-1687, or 1-706-645-9291 for international callers, beginning at 9 a.m. PDT the day of the call. The replay will be available through 8:59 p.m. PT November 21. The pass-code number for the conference call and replay is 68328144.

Harrah’s Entertainment, Inc. is the world’s largest provider of branded casino entertainment. Since its beginning in Reno, Nevada, more than 70 years ago, Harrah’s has grown through development of new properties, expansions and acquisitions, and now operates casinos on four continents. The company’s properties operate primarily under the Harrah’s®, Caesars® and Horseshoe® brand names; Harrah’s also owns the London Clubs International family of casinos and the World Series of Poker®. Harrah’s Entertainment is focused on building loyalty and value with its customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. For more information, please visit www.harrahs.com.

This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, new projects, strategies, future performance, the outcomes of contingencies and future financial results of Harrah’s. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Harrah’s may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein): the outcome of any legal proceedings that have been, or will be, instituted against the company related to the acquisition of the company by affiliates of TPG Capital and Apollo Management; the impact of the company’s significant indebtedness; the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming and hotel industries in particular; construction factors, including delays, increased costs for labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; the effects of environmental and structural building conditions relating to our properties; access to available and reasonable financing on a timely basis; the ability to timely and cost-effectively integrate acquisition into our operations; changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies; litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation; the ability of our customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same store sales or hotel sales; our ability to recoup costs of capital investments through higher revenues; acts of war or terrorist incidents or natural disasters; abnormal gaming holds; the potential difficulties in employee retention as a result of the sale of the company to affiliates of

TPG Capital and Apollo Management; and the effects of competition, including locations of competitors and operating and market competition.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Harrah’s disclaims any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

-More-

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATED SUMMARY OF OPERATIONS

(UNAUDITED)

	Successor	Predecessor	Successor	Predecessor	Combined	Predecessor
			Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended
	Third Quarter Ended				Sept. 30,
(In millions)	Sept. 30, 2008	Sept. 30, 2007			2008	2007
Revenues	$2,645.9	$2,840.3	$7,088.5	$760.1	$7,848.6	$8,197.7
Property operating expenses	(2,004.2)	(2,049.9)	(5,321.6)	(588.9)	(5,910.5)	(5,995.0)
Depreciation and amortization	(152.0)	(206.8)	(452.4)	(63.5)	(515.9)	(601.4)

Operating profit	489.7	583.6	1,314.5	107.7	1,422.2	1,601.3
Corporate expense	(34.7)	(37.6)	(95.9)	(8.5)	(104.4)	(97.7)
Merger and integration costs	(1.0)	(0.7)	(23.1)	(125.6)	(148.7)	(8.3)
Income/(loss) on interests in non-consolidated affiliates	(2.5)	(0.1)	(1.3)	0.5	(0.8)	3.6
Amortization of intangible assets	(38.8)	(17.7)	(119.2)	(5.5)	(124.7)	(53.5)
Project opening costs and other items	(63.1)	49.7	35.5	(5.4)	30.1	60.9

Income/(loss) from operations	349.6	577.2	1,110.5	(36.8)	1,073.7	1,506.3
Interest expense, net of interest capitalized	(533.4)	(216.1)	(1,469.4)	(89.7)	(1,559.1)	(578.4)
Losses on early extinguishments of debt	7.4	(2.0)	(203.9)	—	(203.9)	(2.0)
Other income, including interest income	7.2	4.9	18.7	1.1	19.8	28.7

(Loss)/income before income taxes and minority interests	(169.2)	364.0	(544.1)	(125.4)	(669.5)	954.6
Income tax benefit/(provision)	46.0	(137.4)	147.7	26.0	173.7	(354.1)
Minority interests	(7.2)	(6.0)	(6.2)	(1.6)	(7.8)	(17.2)

(Loss)/income from continuing operations	(130.4)	220.6	(402.6)	(101.0)	(503.6)	583.3
Discontinued operations, net of tax	0.7	23.8	88.4	0.1	88.5	83.9

Net (loss)/income	$(129.7)	$244.4	$(314.2)	$(100.9)	$(415.1)	$667.2

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL OPERATING INFORMATION

(UNAUDITED)

	Successor	Predecessor	Successor	Predecessor	Combined	Predecessor
	Third Quarter Ended		Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Jan. 27, 2008	Nine Months Ended Sept. 30,
(In millions)	Sept. 30, 2008	Sept. 30, 2007			2008	2007
Revenues
Las Vegas Region	$796.8	$900.4	$2,279.2	$253.6	$2,532.8	$2,721.5
Atlantic City Region	655.1	671.5	1,663.2	160.8	1,824.0	1,810.2
Louisiana/Mississippi Region	368.2	391.6	1,010.8	106.1	1,116.9	1,171.1
Iowa/Missouri Region	198.0	206.8	537.3	55.8	593.1	613.8
Illinois/Indiana Region	301.9	328.5	804.5	85.5	890.0	974.7
Other Nevada Region	170.4	176.4	419.0	38.9	457.9	484.2
Managed/International/Other	155.5	165.1	374.5	59.4	433.9	422.2

Total Revenues	$2,645.9	$2,840.3	$7,088.5	$760.1	$7,848.6	$8,197.7

Income/(loss) from operations
Las Vegas Region	$155.4	$212.8	$497.3	$51.9	$549.2	$687.3
Atlantic City Region	123.5	141.0	254.0	18.7	272.7	290.3
Louisiana/Mississippi Region	49.2	123.7	327.9	10.1	338.0	292.9
Iowa/Missouri Region	41.8	39.7	112.8	7.7	120.5	110.0
Illinois/Indiana Region	21.5	57.7	91.3	8.7	100.0	158.9
Other Nevada Region	33.7	36.7	59.7	0.5	60.2	79.4
Managed/International/Other	(39.8)	3.9	(113.5)	(0.3)	(113.8)	(6.5)
Corporate Expense	(34.7)	(37.6)	(95.9)	(8.5)	(104.4)	(97.7)
Merger and integration costs	(1.0)	(0.7)	(23.1)	(125.6)	(148.7)	(8.3)

Total Income/(loss) from operations	$349.6	$577.2	$1,110.5	$(36.8)	$1,073.7	$1,506.3

Property EBITDA (a)
Las Vegas Region	$230.0	$275.8	$715.7	$76.0	$791.7	$879.9
Atlantic City Region	164.5	202.7	397.3	36.4	433.7	478.8
Louisiana/Mississippi Region	73.8	92.8	217.9	18.6	236.5	265.8
Iowa/Missouri Region	53.5	59.7	148.0	13.0	161.0	169.5
Illinois/Indiana Region	54.3	69.7	150.7	13.6	164.3	204.1
Other Nevada Region	45.4	50.0	93.0	4.5	97.5	117.4
Managed/International/Other	20.2	39.7	44.3	9.1	53.4	87.2

Total Property EBITDA	$641.7	$790.4	$1,766.9	$171.2	$1,938.1	$2,202.7

Project opening costs and other items
Project opening costs	$(16.3)	$(4.8)	$(26.3)	$(0.7)	$(27.0)	$(22.1)
Insurance proceeds for hurricane losses	—	61.1	185.4	—	185.4	116.9
Other write-downs, reserves and recoveries	(46.8)	(6.6)	(123.6)	(4.7)	(128.3)	(33.9)

Total Project opening costs and other items	$(63.1)	$49.7	$35.5	$(5.4)	$30.1	$60.9

(a)	Property EBITDA (earnings before interest, taxes, depreciation and amortization) consists of Income from operations before depreciation and amortization, write-downs, reserves and recoveries, project opening costs, corporate expense, merger and integration costs, income/(losses) on interests in non-consolidated affiliates and amortization of intangible assets. Property EBITDA is a supplemental financial measure used by management, as well as industry analysts, to evaluate our operations. However, Property EBITDA should not be construed as an alternative to Income from operations (as an indicator of our operating performance) or to Cash flows from operating activities (as a measure of liquidity) as determined in accordance with generally accepted accounting principles. All companies do not calculate EBITDA in the same manner. As a result, Property EBITDA as presented by our Company may not be comparable to similarly titled measures presented by other companies.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Third Quarter Ended Sept. 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$796.8	$655.1	$368.2	$198.0	$301.9	$170.4	$155.5	$2,645.9
Property operating expenses	(566.8)	(490.6)	(294.4)	(144.5)	(247.6)	(125.0)	(135.3)	(2,004.2)

Property EBITDA	230.0	164.5	73.8	53.5	54.3	45.4	20.2	641.7
Depreciation and amortization	(40.7)	(40.5)	(16.4)	(11.6)	(18.5)	(8.4)	(15.9)	(152.0)

Operating profit	189.3	124.0	57.4	41.9	35.8	37.0	4.3	489.7
Amortization of intangible assets	(19.2)	0.1	(4.0)	—	(0.2)	(3.3)	(12.2)	(38.8)
Losses on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(2.7)	(2.5)
Project opening costs and other items	(14.7)	(0.6)	(4.4)	(0.1)	(14.1)	—	(29.2)	(63.1)
Corporate expense	—	—	—	—	—	—	(34.7)	(34.7)
Merger and integration costs	—	—	—	—	—	—	(1.0)	(1.0)

Income/(loss) from operations*	$155.4	$123.5	$49.2	$41.8	$21.5	$33.7	$(75.5)	$349.6

	Predecessor
	Third Quarter Ended Sept. 30, 2007
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$900.4	$671.5	$391.6	$206.8	$328.5	$176.4	$165.1	$2,840.3
Property operating expenses	(624.6)	(468.8)	(298.8)	(147.1)	(258.8)	(126.4)	(125.4)	(2,049.9)

Property EBITDA	275.8	202.7	92.8	59.7	69.7	50.0	39.7	790.4
Depreciation and amortization	(60.4)	(54.6)	(25.8)	(18.1)	(14.6)	(13.0)	(20.3)	(206.8)

Operating profit	215.4	148.1	67.0	41.6	55.1	37.0	19.4	583.6
Amortization of intangible assets	(3.4)	(6.4)	(2.0)	(0.7)	(2.0)	(0.2)	(3.0)	(17.7)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	(0.1)	(0.1)
Project opening costs and other items	0.8	(0.7)	58.7	(1.2)	4.6	(0.1)	(12.4)	49.7
Corporate expense	—	—	—	—	—	—	(37.6)	(37.6)
Merger and integration costs	—	—	—	—	—	—	(0.7)	(0.7)

Income/(loss) from operations*	$212.8	$141.0	$123.7	$39.7	$57.7	$36.7	$(34.4)	$577.2

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Jan. 28, 2008 Through Sept. 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$2,279.2	$1,663.2	$1,010.8	$537.3	$804.5	$419.0	$374.5	$7,088.5
Property operating expenses	(1,563.5)	(1,265.9)	(792.9)	(389.3)	(653.8)	(326.0)	(330.2)	(5,321.6)

Property EBITDA	715.7	397.3	217.9	148.0	150.7	93.0	44.3	1,766.9
Depreciation and amortization	(123.8)	(128.4)	(53.8)	(34.9)	(40.0)	(24.1)	(47.4)	(452.4)

Operating profit	591.9	268.9	164.1	113.1	110.7	68.9	(3.1)	1,314.5
Amortization of intangible assets	(50.6)	(10.0)	(14.7)	—	(0.9)	(9.2)	(33.8)	(119.2)
Income on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.5)	(1.3)
Project opening costs and other items	(44.0)	(4.9)	178.3	(0.3)	(18.5)	—	(75.1)	35.5
Corporate expense	—	—	—	—	—	—	(95.9)	(95.9)
Merger and integration costs	—	—	—	—	—	—	(23.1)	(23.1)

Income/(loss) from operations*	$497.3	$254.0	$327.9	$112.8	$91.3	$59.7	$(232.5)	$1,110.5

	Predecessor
	Jan. 1, 2008 Through Jan. 27, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$253.6	$160.8	$106.1	$55.8	$85.5	$38.9	$59.4	$760.1
Property operating expenses	(177.6)	(124.4)	(87.5)	(42.8)	(71.9)	(34.4)	(50.3)	(588.9)

Property EBITDA	76.0	36.4	18.6	13.0	13.6	4.5	9.1	171.2
Depreciation and amortization	(18.7)	(15.7)	(8.6)	(5.1)	(4.3)	(3.9)	(7.2)	(63.5)

Operating profit	57.3	20.7	10.0	7.9	9.3	0.6	1.9	107.7
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	(4.4)	(0.1)	0.6	—	—	—	(1.5)	(5.4)
Corporate expense	—	—	—	—	—	—	(8.5)	(8.5)
Merger and integration costs	—	—	—	—	—	—	(125.6)	(125.6)

Income/(loss) from operations*	$51.9	$18.7	$10.1	$7.7	$8.7	$0.5	$(134.4)	$(36.8)

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Combined
	Nine Months Ended Sept. 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$2,532.8	$1,824.0	$1,116.9	$593.1	$890.0	$457.9	$433.9	$7,848.6
Property operating expenses	(1,741.1)	(1,390.3)	(880.4)	(432.1)	(725.7)	(360.4)	(380.5)	(5,910.5)

Property EBITDA	791.7	433.7	236.5	161.0	164.3	97.5	53.4	1,938.1
Depreciation and amortization	(142.5)	(144.1)	(62.4)	(40.0)	(44.3)	(28.0)	(54.6)	(515.9)

Operating profit	649.2	289.6	174.1	121.0	120.0	69.5	(1.2)	1,422.2
Amortization of intangible assets	(51.6)	(11.9)	(15.2)	(0.2)	(1.5)	(9.3)	(35.0)	(124.7)
Income on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.0)	(0.8)
Project opening costs and other items	(48.4)	(5.0)	178.9	(0.3)	(18.5)	—	(76.6)	30.1
Corporate expense	—	—	—	—	—	—	(104.4)	(104.4)
Merger and integration costs	—	—	—	—	—	—	(148.7)	(148.7)

Income/(loss) from operations*	$549.2	$272.7	$338.0	$120.5	$100.0	$60.2	$(366.9)	$1,073.7

	Predecessor
	Nine Months Ended Sept. 30, 2007
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$2,721.5	$1,810.2	$1,171.1	$613.8	$974.7	$484.2	$422.2	$8,197.7
Property operating expenses	(1,841.6)	(1,331.4)	(905.3)	(444.3)	(770.6)	(366.8)	(335.0)	(5,995.0)

Property EBITDA	879.9	478.8	265.8	169.5	204.1	117.4	87.2	2,202.7
Depreciation and amortization	(177.1)	(157.9)	(75.3)	(55.3)	(42.6)	(36.9)	(56.3)	(601.4)

Operating profit	702.8	320.9	190.5	114.2	161.5	80.5	30.9	1,601.3
Amortization of intangible assets	(10.3)	(19.2)	(6.1)	(2.4)	(5.9)	(0.6)	(9.0)	(53.5)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	3.6	3.6
Project opening costs and other items	(5.2)	(11.4)	108.5	(1.8)	3.3	(0.5)	(32.0)	60.9
Corporate expense	—	—	—	—	—	—	(97.7)	(97.7)
Merger and integration costs	—	—	—	—	—	—	(8.3)	(8.3)

Income/(loss) from operations*	$687.3	$290.3	$292.9	$110.0	$158.9	$79.4	$(112.5)	$1,506.3

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF EBITDA TO ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles EBITDA and Adjusted EBITDA of Harrah’s Entertainment, Inc. for the Successor period for three months ended September 30, 2008.

(In millions)	Successor Three months ended September 30, 2008	Predecessor Three months ended September 30, 2007
(Loss)/income from continuing operations	$(130.4)	$220.6
Interest expense, net	526.2	213.8
(Benefit)/provision for income taxes	(46.0)	137.4
Depreciation and amortization	194.4	235.2

EBITDA	544.2	807.0
Project opening costs, abandoned projects and development costs (a)	17.1	6.3
Merger and integration costs (b)	1.0	0.7
Losses on early extinguishment of debt (c)	(7.4)	2.0
Minority interests, net of distributions (d)	1.8	0.6
Non-cash expense for stock compensation benefits (e)	5.5	12.9
Income from insurance claims for hurricane losses (f)	0.2	(61.2)
Other non-recurring or non-cash items (g)	71.5	17.4
Pro forma adjustment for acquired, new or disposed properties (h)	—	1.0

Adjusted EBITDA (1)	$633.9	$786.7

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

a)	Represents (i) project opening costs incurred in connection with the integration of acquired properties and with expansion and renovation projects at various properties, (ii) write-off of abandoned development projects and (iii) non-recurring strategic planning and restructuring costs.

b)	Represents costs in connection with the Merger, including review of certain strategic matters by the special committee established by Harrah’s Entertainment’s Board of Directors, and costs for consultants and dedicated internal resources executing the plans for the integration of Caesars into Harrah’s.

c)	Represents premiums paid and the write-off of historical unamortized deferred financing costs.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.

e)	Represents non-cash compensation expense related to stock options.

f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.

g)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.

h)	Represents the full year/period estimated impact of acquired, new and disposed properties.

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF EBITDA TO ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

The following table reconciles EBITDA and Adjusted EBITDA of Harrah’s Entertainment, Inc. for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to September 30, 2008.

	Predecessor			Successor	Combined
(In millions)	Dec. 31, 2007	Sept. 30,2007	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Sept. 30, 2008	LTM
Income/(loss) from continuing operations	$527.2	$583.3	$(101.0)	$(402.6)	$(503.6)	$(559.7)
Interest expense, net	780.8	572.7	89.7	1,451.2	1,540.9	1,749.0
Provision/(benefit) for income taxes	350.1	354.1	(26.0)	(147.7)	(173.7)	(177.7)
Depreciation and amortization	934.7	686.9	72.7	583.5	656.2	904.0

EBITDA	2,592.8	2,197.0	35.4	1,484.4	1,519.8	1,915.6
Project opening costs, abandoned projects and development costs (a)	29.8	25.3	0.9	28.7	29.6	34.1
Merger and integration costs (b)	13.4	8.3	125.6	23.1	148.7	153.8
Losses on early extinguishment of debt (c)	2.0	2.0	—	203.9	203.9	203.9
Minority interests, net of distributions (d)	(4.8)	4.6	1.0	(3.6)	(2.6)	(12.0)
Impairment of goodwill, intangible assets and investment securities (e)	169.6	—	—	—	—	169.6
Non-cash expense for stock compensation benefits (f)	53.0	39.4	2.4	12.3	14.7	28.3
Income from insurance claims for hurricane losses (g)	(130.3)	(116.9)	—	(185.5)	(185.5)	(198.9)
Other non-recurring or non-cash items (h)	84.0	31.2	6.7	158.9	165.6	218.4
Pro forma adjustment for acquired, new or disposed properties (i)	3.3	3.8	—	—	—	(0.5)
Pro forma adjustment for yet-to-be realized cost savings (j)	—	—	—	—	—	439.6

Adjusted EBITDA						$2,951.9

a)	Represents (i) project opening costs incurred in connection with the integration of acquired properties and with expansion and renovation projects at various properties, (ii) write-off of abandoned development projects and (iii) non-recurring strategic planning and restructuring costs.

b)	Represents costs in connection with the Merger, including review of certain strategic matters by the special committee established by Harrah’s Entertainment’s Board of Directors, and costs for consultants and dedicated internal resources executing the plans for the integration of Caesars into Harrah’s.

c)	Represents premiums paid and the write-off of historical unamortized deferred financing costs.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.

e)	Represents impairment of intangible assets and impairment of investment securities.

f)	Represents non-cash compensation expense related to stock options.

g)	Represents non-recurring insurance recoveries related to Hurricane Katrina.

h)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.

i)	Represents the full year/period estimated impact of acquired, new and disposed properties.

j)	Represents the cost savings yet-to-be realized from our profitability improvement programs.

HARRAH’S OPERATING COMPANY, A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Third Quarter Ended Sept. 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois Indiana Region	Other Nevada Region	Other	Total
Revenues	$355.1	$495.1	$368.2	$198.0	$301.9	$127.5	$179.7	$2,025.5
Property operating expenses	(258.6)	(377.1)	(294.4)	(144.5)	(247.6)	(93.4)	(145.5)	(1,561.1)

Property EBITDA	96.5	118.0	73.8	53.5	54.3	34.1	34.2	464.4
Depreciation and amortization	(17.5)	(27.8)	(16.4)	(11.6)	(18.5)	(6.3)	(16.0)	(114.1)

Operating profit	79.0	90.2	57.4	41.9	35.8	27.8	18.2	350.3
Amortization of intangible assets	(8.1)	(1.7)	(4.0)	—	(0.2)	(0.4)	(12.2)	(26.6)
Income/(losses) on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(2.6)	(2.4)
Project opening costs and other items	(4.1)	(0.4)	(4.4)	(0.1)	(14.1)	—	(20.1)	(43.2)
Corporate expense	—	—	—	—	—	—	(18.3)	(18.3)
Merger and integration costs	—	—	—	—	—	—	(1.0)	(1.0)

Income/(loss) from operations*	$66.8	$88.1	$49.2	$41.8	$21.5	$27.4	$(36.0)	$258.8

	Predecessor
	Third Quarter Ended Sept. 30, 2007
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$402.1	$529.6	$391.6	$206.8	$328.5	$130.9	$164.1	$2,153.6
Property operating expenses	(278.8)	(375.3)	(298.8)	(147.1)	(258.8)	(95.4)	(114.9)	(1,569.1)

Property EBITDA	123.3	154.3	92.8	59.7	69.7	35.5	49.2	584.5
Depreciation and amortization	(24.8)	(40.5)	(25.8)	(18.1)	(14.6)	(10.2)	(20.5)	(154.5)

Operating profit	98.5	113.8	67.0	41.6	55.1	25.3	28.7	430.0
Amortization of intangible assets	(3.3)	(6.4)	(2.0)	(0.7)	(2.0)	(0.2)	(3.0)	(17.6)
Losses on interests in non-consolidated affiliates	—	—	—	—	—	—	(0.1)	(0.1)
Project opening costs and other items	0.9	(0.6)	58.7	(1.2)	4.6	(0.1)	(11.6)	50.7
Corporate expense	—	—	—	—	—	—	(27.9)	(27.9)
Merger and integration costs	—	—	—	—	—	—	(0.7)	(0.7)

Income/(loss) from operations*	$96.1	$106.8	$123.7	$39.7	$57.7	$25.0	$(14.6)	$434.4

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income.

HARRAH’S OPERATING COMPANY, A WHOLLY OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Successor
	Jan. 28, 2008 Through Sept. 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$996.5	$1,276.0	$1,010.8	$537.3	$804.5	$299.8	$440.0	$5,364.9
Property operating expenses	(708.0)	(988.9)	(792.9)	(389.3)	(653.8)	(239.5)	(348.2)	(4,120.6)

Property EBITDA	288.5	287.1	217.9	148.0	150.7	60.3	91.8	1,244.3
Depreciation and amortization	(53.7)	(92.2)	(53.8)	(34.9)	(40.0)	(18.4)	(47.4)	(340.4)

Operating profit	234.8	194.9	164.1	113.1	110.7	41.9	44.4	903.9
Amortization of intangible assets	(21.5)	(7.2)	(14.7)	—	(0.9)	(1.4)	(33.7)	(79.4)
Income on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(1.4)	(1.2)
Project opening costs and other items	(6.2)	(3.2)	178.3	(0.3)	(18.5)	—	(66.2)	83.9
Corporate expense	—	—	—	—	—	—	(88.5)	(88.5)
Merger and integration costs	—	—	—	—	—	—	(23.1)	(23.1)

Income/(loss) from operations*	$207.1	$184.5	$327.9	$112.8	$91.3	$40.5	$(168.5)	$795.6

	Predecessor
	Jan. 1, 2008 Through Jan. 27, 2008
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$118.5	$125.8	$106.1	$55.8	$85.5	$26.8	$59.0	$577.5
Property operating expenses	(80.4)	(103.9)	(87.5)	(42.8)	(71.9)	(25.6)	(55.8)	(467.9)

Property EBITDA	38.1	21.9	18.6	13.0	13.6	1.2	3.2	109.6
Depreciation and amortization	(7.4)	(11.9)	(8.6)	(5.1)	(4.3)	(3.0)	(7.2)	(47.5)

Operating profit	30.7	10.0	10.0	7.9	9.3	(1.8)	(4.0)	62.1
Amortization of intangible assets	(1.0)	(1.9)	(0.5)	(0.2)	(0.6)	(0.1)	(1.2)	(5.5)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	0.5	0.5
Project opening costs and other items	—	(0.1)	0.6	—	—	—	(1.4)	(0.9)
Corporate expense	—	—	—	—	—	—	26.2	26.2
Merger and integration costs	—	—	—	—	—	—	(125.6)	(125.6)

Income/(loss) from operations*	$29.7	$8.0	$10.1	$7.7	$8.7	$(1.9)	$(105.5)	$(43.2)

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income and Earnings per share for the periods presented.

HARRAH’S OPERATING COMPANY, A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	Combined
	Nine Months Ended Sept. 30, 2008
(In millions)	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$1,115.0	$1,401.8	$1,116.9	$593.1	$890.0	$326.6	$499.0	$5,942.4
Property operating expenses	(788.4)	(1,092.8)	(880.4)	(432.1)	(725.7)	(265.1)	(404.0)	(4,588.5)

Property EBITDA	326.6	309.0	236.5	161.0	164.3	61.5	95.0	1,353.9
Depreciation and amortization	(61.1)	(104.1)	(62.4)	(40.0)	(44.3)	(21.4)	(54.6)	(387.9)

Operating profit	265.5	204.9	174.1	121.0	120.0	40.1	40.4	966.0
Amortization of intangible assets	(22.5)	(9.1)	(15.2)	(0.2)	(1.5)	(1.5)	(34.9)	(84.9)
Income on interests in non-consolidated affiliates	—	—	0.2	—	—	—	(0.9)	(0.7)
Project opening costs and other Items	(6.2)	(3.3)	178.9	(0.3)	(18.5)	—	(67.6)	83.0
Corporate expense	—	—	—	—	—	—	(62.3)	(62.3)
Merger and integration costs	—	—	—	—	—	—	(148.7)	(148.7)

Income/(loss) from operations*	$236.8	$192.5	$338.0	$120.5	$100.0	$38.6	$(274.0)	$752.4

	Predecessor
	Nine Months Ended Sept. 30, 2007
	Las Vegas Region	Atlantic City Region	Louisiana/ Mississippi Region	Iowa/ Missouri Region	Illinois/ Indiana Region	Other Nevada Region	Other	Total
Revenues	$1,207.9	$1,430.0	$1,171.1	$613.8	$974.7	$347.2	$419.6	$6,164.3
Property operating expenses	(812.5)	(1,064.6)	(905.3)	(444.3)	(770.6)	(273.6)	(296.1)	(4,567.0)

Property EBITDA	395.4	365.4	265.8	169.5	204.1	73.6	123.5	1,597.3
Depreciation and amortization	(73.8)	(117.9)	(75.3)	(55.3)	(42.6)	(28.8)	(56.3)	(450.0)

Operating profit	321.6	247.5	190.5	114.2	161.5	44.8	67.2	1,147.3
Amortization of intangible assets	(10.0)	(19.3)	(6.1)	(2.4)	(5.9)	(0.5)	(8.9)	(53.1)
Income on interests in non-consolidated affiliates	—	—	—	—	—	—	3.6	3.6
Project opening costs and other Items	(4.8)	(6.1)	108.5	(1.8)	3.3	(0.5)	(31.1)	67.5
Corporate expense	—	—	—	—	—	—	(68.9)	(68.9)
Merger and integration costs	—	—	—	—	—	—	(8.3)	(8.3)

Income/(loss) from operations*	$306.8	$222.1	$292.9	$110.0	$158.9	$43.8	$(46.4)	$1,088.1

*	Total Income from operations as reported on this schedule corresponds with the amounts reported for the respective periods on our CONSOLIDATED SUMMARY OF OPERATIONS. See our CONSOLIDATED SUMMARY OF OPERATIONS for the additional income and expenses recorded in the determination of Net income and Earnings per share for the periods presented.

HARRAH’S OPERATING COMPANY, A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

CALCULATION OF ADJUSTED EBITDA

(UNAUDITED)

Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing the senior notes and senior toggle notes, the interim loan agreement and/or our new senior credit facilities. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

In connection with the acquisition of the Company by affiliates of Apollo Global Management, LLC and TPG Capital, LP, eight of our properties and their related operating assets were spun off from Harrah’s Operating Company to Harrah’s Entertainment through a series of distributions, liquidations, transfers and contributions, collectively referred to as “the CMBS Spin-Off.” The eight properties, as of the closing, are Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Showboat Atlantic City, Harrah’s Lake Tahoe, Harveys Lake Tahoe and Bill’s Lake Tahoe. Subsequent to the closing and subject to regulatory approval, Paris Las Vegas and Harrah’s Laughlin and their related operating assets will be spun off from Harrah’s Operating Company and its subsidiaries to Harrah’s Entertainment, and Harrah’s Lake Tahoe, Harveys Lake Tahoe, Bill’s Lake Tahoe and Showboat Atlantic City and their related operating assets will be transferred to subsidiaries of Harrah’s Operating Company from Harrah’s Entertainment (the “Post-Close CMBS Exchange”). The properties spun off from Harrah’s Operating Company and owned by Harrah’s Entertainment, whether at closing or after the subsequent transfer, will collectively be referred to as “the CMBS properties.” Also in connection with the acquisition by affiliates of Apollo and TPG, London Clubs International Limited (“London Clubs”) and its subsidiaries, with the exception of the subsidiaries related to the South Africa operations, became subsidiaries of Harrah’s Operating Company (“the London Clubs Transfer”). London Clubs and its subsidiaries were previously subsidiaries of Harrah Entertainment.

The following table reconciles EBITDA and Adjusted EBITDA of Harrah’s Operating for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to September 30, 2008 and takes into consideration the CMBS Spin-Off, the London Clubs Transfer and the Post-Close CMBS exchange:

HARRAH’S OPERATING COMPANY, A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF EBITDA TO ADJUSTED EBITDA

(UNAUDITED)

(In millions)	Successor Three months ended September 30, 2008	Predecessor Three months ended September 30, 2007
Income/(loss) from continuing operations	$(120.4)	$134.2
Interest expense, net	430.5	213.0
Provision/(benefit) for income taxes	(49.6)	82.8
Depreciation and amortization	144.3	182.8

EBITDA	404.8	612.8
Project opening costs, abandoned projects and development costs (a)	16.6	5.9
Merger and integration costs (b)	1.0	0.5
Losses on early extinguishment of debt (c)	(7.4)	2.0
Minority interests, net of distributions (d)	1.8	0.4
Non-cash expense for stock compensation benefits (e)	4.1	9.0
Income from insurance claims for hurricane losses (f)	0.2	(61.2)
Other non-recurring or non-cash items (g)	33.3	14.5
Pro forma adjustment for acquired, new or disposed properties (h)	—	1.0

Adjusted EBITDA (1)	$454.4	$584.9

(1)	Does not include the pro forma effect of yet-to-be realized cost savings.

a)	Represents (i) project opening costs incurred in connection with the integration of acquired properties and with expansion and renovation projects at various properties, (ii) write-off of abandoned development projects and (iii) non-recurring strategic planning and restructuring costs.

b)	Represents costs in connection with the Acquisition, including review of certain strategic matters by the special committee established by Harrah’s Entertainment’s Board of Directors, and costs for consultants and dedicated internal resources executing the plans for the integration of Caesars into Harrah’s.

c)	Represents premiums paid and the write-off of historical unamortized deferred financing costs.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.

e)	Represents non-cash compensation expense related to stock options.

f)	Represents non-recurring insurance recoveries related to Hurricane Katrina.

g)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.

h)	Represents the full year/period estimated impact of acquired, new and disposed properties.

The following tables present the condensed combined statement of operations of Harrah’s Operating Company, Inc. for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to September 30, 2008, taking into consideration the CMBS Spin-Off, the London Clubs Transfer and the Post-Close CMBS Transactions:

HARRAH’S OPERATING COMPANY, A WHOLLY-OWNED SUBSIDIARY OF

HARRAH’S ENTERTAINMENT, INC.

SUPPLEMENTAL INFORMATION

RECONCILIATION OF EBITDA TO ADJUSTED EBITDA

(UNAUDITED)

	Predecessor			Successor	Combined
(In millions)	Dec. 31, 2007	Sept. 30, 2007	Jan. 1, 2008 Through Jan. 27, 2008	Jan. 28, 2008 Through Sept. 30, 2008	Jan. 1, 2008 Through Sept. 30, 2008	LTM
Income/(loss) from continuing operations	$166.8	$330.6	$(107.6)	$(415.9)	$(523.5)	$(687.3)
Interest expense, net	787.5	570.1	85.7	1,193.2	1,278.9	1,496.3
Provision/(benefit) for income taxes	152.6	195.3	(21.6)	(186.7)	(208.3)	(251.0)
Depreciation and amortization	729.4	535.1	56.7	431.7	491.3	682.7

EBITDA	1,836.3	1,631.1	13.2	1,022.3	1,038.4	1,240.7
Project opening costs, abandoned projects and development costs (a)	26.8	22.3	0.9	27.1	28.0	32.5
Merger and integration costs (b)	9.4	5.8	125.6	23.1	148.7	152.3
Losses on early extinguishment of debt (c)	2.0	2.0	—	203.9	203.9	203.9
Minority interests, net of distributions (d)	(3.7)	5.3	0.8	(3.9)	(3.1)	(12.1)
Impairment of goodwill, intangible assets and investment securities (e)	155.9	—	—	—	—	155.9
Non-cash expense for stock compensation benefits (f)	38.2	28.1	1.7	9.2	10.9	21.0
Income from insurance claims for hurricane losses (g)	(130.3)	(116.9)	—	(185.5)	(185.5)	(198.9)
Other non-recurring or non-cash items (h)	55.6	23.9	0.8	83.7	81.5	116.2
Pro forma adjustment for acquired, new or disposed properties (i)	3.3	3.8	—	—	—	(0.5)
Pro forma adjustment for yet-to-be realized cost savings (j)						321.3

Adjusted EBITDA						$2,032.3

a)	Represents (i) project opening costs incurred in connection with the integration of acquired properties and with expansion and renovation projects at various properties, (ii) write-off of abandoned development projects and (iii) non-recurring strategic planning and restructuring costs.

b)	Represents costs in connection with the Acquisition, including review of certain strategic matters by the special committee established by Harrah’s Entertainment’s Board of Directors, and costs for consultants and dedicated internal resources executing the plans for the integration of Caesars into Harrah’s.

c)	Represents premiums paid and the write-off of historical unamortized deferred financing costs.

d)	Represents minority owners’ share of income from our majority-owned subsidiaries, net of cash distributions to minority owners.

e)	Represents impairment of intangible assets and impairment of investment securities.

f)	Represents non-cash compensation expense related to stock options.

g)	Represents non-recurring insurance recoveries related to Hurricane Katrina.

h)	Represents the elimination of other non-recurring and non-cash items such as litigation awards and settlements, severance and relocation costs, excess gaming taxes, gains and losses from disposal of assets, equity in non-consolidated subsidiaries (net of distributions) and one-time costs relating to new state gaming legislation.

i)	Represents the full year/period estimated impact of acquired, new and disposed properties.

j)	Represents the cost savings yet-to-be realized from our profitability improvement programs.

The following tables present the condensed combined statement of operations of Harrah’s Operating Company, Inc. for the Predecessor period from January 1, 2008 to January 27, 2008 and for the Successor period from January 28, 2008 to September 30, 2008, taking into consideration the CMBS Spin-Off, the London Clubs Transfer and the Post-Close CMBS Transactions:

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Successor)

For the Three Months Ended Sept. 30, 2008

	Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	Harrah’s Operating (3)
Revenues
Casino	$2,130.1	$(424.2)	$1,705.9
Food and beverage	427.6	(152.8)	274.8
Rooms	316.7	(128.8)	187.9
Management fees	16.6	—	16.6
Other	181.9	(31.7)	150.2
Less: casino promotional allowances	(427.0)	117.1	(309.9)

Net revenues	2,645.9	(620.4)	2,025.5

Operating expenses
Direct
Casino	1,129.4	(203.2)	926.2
Food and beverage	178.1	(73.7)	104.4
Rooms	64.9	(29.6)	35.3
Property general, administrative and other	631.8	(136.6)	495.2
Depreciation and amortization	152.0	(37.9)	114.1
Write-downs, reserves and recoveries	46.8	(19.6)	27.2
Project opening costs	16.3	(0.3)	16.0
Corporate expense	34.7	(16.4)	18.3
Merger and integration costs	1.0	—	1.0
Equity in losses of non-consolidated affiliates	2.5	(0.1)	2.4
Amortization of intangible assets	38.8	(12.2)	26.6

Total operating expenses	2,296.3	(529.6)	1,766.7

Income from operations	349.6	(90.8)	258.8
Interest expense, net of interest capitalized	(533.4)	98.9	(434.5)
Gains on early extinguishment of debt	7.4	—	7.4
Other income, including interest income	7.2	(3.2)	4.0

Loss before income taxes and minority interests	(169.2)	4.9	(164.3)
Income tax benefit	46.0	3.6	49.6
Minority interests	(7.2)	1.5	(5.7)

Loss from continuing operations	$(130.4)	$10.0	$(120.4)

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, pursuant to the CMBS Spin-Off; and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the financial information of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Predecessor)

For the Three Months Ended Sept. 30, 2007

	Harrah’s Entertainment(1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(2)	Historical HOC(3)	CMBS Spin -Off(4)	London Clubs Transfer(5)	HOC Restructured
Revenues
Casino	$2,333.6	$(90.2)	$2,243.4	$(451.4)	$90.2	$1,882.2
Food and beverage	445.1	(13.3)	431.8	(160.5)	13.3	284.6
Rooms	341.6	(0.7)	340.9	(139.2)	0.7	202.4
Management fees	20.5	(0.1)	20.4	—	0.1	20.5
Other	184.8	(3.5)	181.3	(65.0)	2.4	118.7
Less: casino promotional allowances	(485.3)	5.5	(479.8)	130.5	(5.5)	(354.8)

Net revenues	2,840.3	(102.3)	2,738.0	(685.6)	101.2	2,153.6

Operating expenses
Direct
Casino	1,195.9	(66.2)	1,129.7	(208.6)	66.2	987.3
Food and beverage	194.3	(11.9)	182.4	(77.9)	11.9	116.4
Rooms	67.0	(0.3)	66.7	(29.4)	0.3	37.6
Property general, administrative and other	592.7	(25.7)	567.0	(153.8)	14.6	427.8
Depreciation and amortization	206.8	(3.1)	203.7	(52.3)	3.1	154.5
Write-downs, reserves and recoveries	(54.5)	—	(54.5)	(1.0)	—	(55.5)
Project opening costs	4.8	(4.6)	0.2	—	4.6	4.8
Corporate expense	37.6	—	37.6	(9.7)	—	27.9
Merger and integration costs	0.7	—	0.7	—	—	0.7
Equity in income of non-consolidated affiliates	0.1	(0.9)	(0.8)	—	0.9	0.1
Amortization of intangible assets	17.7	—	17.7	(0.1)	—	17.6

Total operating expenses	2,263.1	(112.7)	2,150.4	(532.8)	101.6	1,719.2

Income/(loss) from operations	577.2	10.4	587.6	(152.8)	(0.4)	434.4
Interest expense, net of interest capitalized	(216.1)	3.9	(212.2)	—	(3.9)	(216.1)
Losses on early extinguishment of debt	(2.0)	2.0	—	—	(2.0)	(2.0)
Other income, including interest income	4.9	(0.4)	4.5	0.4	0.4	5.3

Income/(loss) before income taxes and minority interests	364.0	15.9	379.9	(152.4)	(5.9)	221.6
Income tax (provision)/benefit	(137.4)	(3.2)	(140.6)	54.1	3.7	(82.8)
Minority interests	(6.0)	1.5	(4.5)	1.4	(1.5)	(4.6)

Income/(loss) from continuing operations	$220.6	$14.2	$234.8	$(96.9)	$(3.7)	$134.2

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the historical financial information of HOC.

(4)	Reflects the removal of the operating results of the CMBS properties, pursuant to the CMBS Transaction in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The historical operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS spin-off reflects the push-down of corporate expense of $9.7 million that was unallocated at September 30, 2007. Following the Merger, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.

(5)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Successor)

For the Period from Jan. 28, 2008

Through Sept. 30, 2008

	Harrah’s Entertainment (1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts (2)	Harrah’s Operating (3)
Revenues
Casino	$5,653.2	$(1,152.1)	$4,501.1
Food and beverage	1,160.2	(426.8)	733.4
Rooms	894.2	(375.4)	518.8
Management fees	45.8	—	45.8
Other	462.4	(82.4)	380.0
Less: casino promotional allowances	(1,127.3)	313.1	(814.2)

Net revenues	7,088.5	(1,723.6)	5,364.9

Operating expenses
Direct
Casino	3,037.1	(542.8)	2,494.3
Food and beverage	486.1	(203.9)	282.2
Rooms	179.4	(81.7)	97.7
Property general, administrative and other	1,619.0	(372.6)	1,246.4
Depreciation and amortization	452.4	(112.0)	340.4
Write-downs, reserves and recoveries	(61.8)	(47.1)	(108.9)
Project opening costs	26.3	(1.3)	25.0
Corporate expense	95.9	(7.4)	88.5
Merger and integration costs	23.1	—	23.1
Equity in losses of non-consolidated affiliates	1.3	(0.1)	1.2
Amortization of intangible assets	119.2	(39.8)	79.4

Total operating expenses	5,978.0	(1,408.7)	4,569.3

Income from operations	1,110.5	(314.9)	795.6
Interest expense, net of interest capitalized	(1,469.4)	261.2	(1,208.2)
Losses on early extinguishment of debt	(203.9)	—	(203.9)
Other income, including interest income	18.7	(3.2)	15.5

(Loss)/income before income taxes and minority interests	(544.1)	(56.9)	(601.0)
Income tax benefit/(provision)	147.7	39.0	186.7
Minority interests	(6.2)	4.6	(1.6)

(Loss)/income from continuing operations	$(402.6)	$(13.3)	$(415.9)

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and the CMBS properties, pursuant to the CMBS Spin-Off; and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the financial information of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Predecessor)

For the Period from Jan. 1, 2008

Through Jan. 27, 2008

	Harrah’s Entertainment(1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(2)	Historical HOC(3)	CMBS Spin-Off(4)	London Clubs Transfer(5)	HOC Restructured
Revenues
Casino	$614.6	$(29.5)	$585.1	$(116.4)	$29.5	$498.2
Food and beverage	118.4	(4.7)	113.7	(41.1)	4.7	77.3
Rooms	96.4	(0.4)	96.0	(40.4)	0.4	56.0
Management fees	5.0	(0.1)	4.9	—	0.1	5.0
Other	42.7	(1.4)	41.3	(14.4)	1.1	28.0
Less: casino promotional allowances	(117.0)	1.8	(115.2)	30.0	(1.8)	(87.0)

Net revenues	760.1	(34.3)	725.8	(182.3)	34.0	577.5

Operating expenses
Direct
Casino	340.6	(24.5)	316.1	(55.4)	24.5	285.2
Food and beverage	50.5	(1.8)	48.7	(20.2)	1.8	30.3
Rooms	19.6	(0.2)	19.4	(8.9)	0.2	10.7
Property general, administrative and other	178.2	(2.0)	176.2	(42.0)	7.5	141.7
Depreciation and amortization	63.5	(1.6)	61.9	(16.0)	1.6	47.5
Write-downs, reserves and recoveries	4.7	—	4.7	(4.5)	—	0.2
Project opening costs	0.7	(0.7)	—	—	0.7	0.7
Corporate expense	8.5	—	8.5	(34.7)	—	(26.2)
Merger and integration costs	125.6	—	125.6	—	—	125.6
Equity in income of non-consolidated affiliates	(0.5)	—	(0.5)	—	—	(0.5)
Amortization of intangible assets	5.5	(0.2)	5.3	—	0.2	5.5

Total operating expenses	796.9	(31.0)	765.9	(181.7)	36.5	620.7

(Loss)/income from operations	(36.8)	(3.3)	(40.1)	(0.6)	(2.5)	(43.2)
Interest expense, net of interest capitalized	(89.7)	—	(89.7)	—	—	(89.7)
Losses on early extinguishment of debt	—	—	—	—	—	—
Other income, including interest income	1.1	(3.3)	(2.2)	4.0	3.3	5.1

(Loss)/income before income taxes and minority interests	(125.4)	(6.6)	(132.0)	3.4	0.8	(127.8)
Income tax benefit/(provision)	26.0	(4.1)	21.9	(1.2)	0.9	21.6
Minority interests	(1.6)	0.9	(0.7)	0.2	(0.9)	(1.4)

(Loss)/income from continuing operations	$(101.0)	$(9.8)	$(110.8)	$2.4	$0.8	$(107.6)

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the historical financial information of HOC.

(4)	Reflects the removal of the operating results of the CMBS properties, pursuant to the CMBS Transaction in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The historical operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS spin-off reflects the push-down of corporate expense of $34.7 million that was unallocated at January 27, 2008. Following the Merger, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.

(5)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.

Unaudited Condensed Combined Statement of Operations

Harrah’s Operating Company, Inc. (Predecessor)

For the Nine Months Ended Sept. 30, 2007

	Harrah’s Entertainment(1)	HET Parent and Other Harrah’s Entertainment Subsidiaries and Accounts(2)	Historical HOC(3)	CMBS Spin-Off(4)	London Clubs Transfer(5)	HOC Restructured
Revenues
Casino	$6,686.7	$(199.6)	$6,487.1	$(1,315.8)	$199.6	$5,370.9
Food and beverage	1,299.1	(25.5)	1,273.6	(476.4)	25.5	822.7
Rooms	1,035.9	(1.9)	1,034.0	(431.3)	1.9	604.6
Management fees	64.2	(0.4)	63.8	—	0.4	64.2
Other	525.1	(7.4)	517.7	(182.6)	4.9	340.0
Less: casino promotional allowances	(1,413.3)	10.4	(1,402.9)	375.2	(10.4)	(1,038.1)

Net revenues	8,197.7	(224.4)	7,973.3	(2,030.9)	221.9	6,164.3

Operating expenses
Direct
Casino	3,444.8	(152.2)	3,292.6	(608.2)	152.2	2,836.6
Food and beverage	553.7	(20.3)	533.4	(231.1)	20.3	322.6
Rooms	201.1	(0.9)	200.2	(90.2)	0.9	110.9
Property general, administrative and other	1,795.4	(72.2)	1,723.2	(459.0)	32.7	1,296.9
Depreciation and amortization	601.4	(7.8)	593.6	(151.4)	7.8	450.0
Write-downs, reserves and recoveries	(83.0)	—	(83.0)	(4.5)	—	(87.5)
Project opening costs	22.1	(13.5)	8.6	(2.1)	13.5	20.0
Corporate expense	97.7	(0.1)	97.6	(28.7)	—	68.9
Merger and integration costs	8.3	—	8.3	—	—	8.3
Equity in income of non-consolidated affiliates	(3.6)	0.5	(3.1)	—	(0.5)	(3.6)
Amortization of intangible assets	53.5	—	53.5	(0.4)	—	53.1

Total operating expenses	6,691.4	(266.5)	6,424.9	(1,575.6)	226.9	5,076.2

Income/(loss) from operations	1,506.3	42.1	1,548.4	(455.3)	(5.0)	1,088.1
Interest expense, net of interest capitalized	(578.4)	9.0	(569.4)	—	(9.0)	(578.4)
Losses on early extinguishment of debt	(2.0)	2.0	—	—	(2.0)	(2.0)
Other income, including interest income	28.7	(0.7)	28.0	1.8	0.8	30.6

Income/(loss) before income taxes and minority interests	954.6	52.4	1,007.0	(453.5)	(15.2)	538.3
Income tax (provision)/benefit	(354.1)	(1.7)	(355.8)	158.1	2.4	(195.3)
Minority interests	(17.2)	1.5	(15.7)	4.8	(1.5)	(12.4)

Income/(loss) from continuing operations	$583.3	$52.2	$635.5	$(290.6)	$(14.3)	$330.6

(1)	Represents the financial information of Harrah’s Entertainment.

(2)	Represents the financial information of (i) all subsidiaries of Harrah’s Entertainment that are not a component of HOC, namely, captive insurance companies and London Clubs and its subsidiaries; and (ii) accounts at Harrah’s Entertainment.

(3)	Represents the historical financial information of HOC.

(4)	Reflects the removal of the operating results of the CMBS properties, pursuant to the CMBS Transaction in which certain properties and operations of HOC were spun-off into a separate borrowing structure and held side-by-side with HOC under Harrah’s Entertainment. The historical operating expenses of HOC include unallocated costs attributable to services that have been performed by HOC on behalf of the CMBS properties. These costs are primarily related to corporate functions such as accounting, tax, treasury, payroll and benefits administration, risk management, legal, and information management and technology. The CMBS spin-off reflects the push-down of corporate expense of $28.7 million that was unallocated at September 30, 2007. Following the Merger, many of these services will continue to be provided by HOC pursuant to a shared services agreement with the CMBS properties.

(5)	Reflects the inclusion of the London Clubs operating results pursuant to the London Clubs Transfer, in which London Clubs and its subsidiaries became subsidiaries of HOC.